Exhibit 10(a)(1)

AMENDMENT TO RICHARDSON ELECTRONICS, LTD.

EMPLOYEES PROFIT SHARING PLAN AND TRUST AGREEMENT

            RICHARDSON ELECTRONICS, LTD., a Delaware corporation, hereby further amends the Adoption Agreement for the Richardson Electronics, Ltd. Employees Profit-Sharing Plan and Trust Agreement dated March 8, 1996, as thereafter amended, by amending Section 1.06(b) of said agreement effective April 1, 2003, as follows, to-wit:

The Early Retirement Age 55 shall not apply as to that portion of the Accounts of a Participant which are attributable to Matching Contributions described in Section 4.03 of the Plan, and to Discretionary Contributions described in Section 4.06 of the Plan, for Plan Years beginning after May 31, 2002 if such Participant (i) has not completed at least 3 Years of Service for Vesting as of April 1, 2003 and (ii) has not attained age 55 as of April 1, 2003.

            IN WITNESS WHEREOF, the undersigned has caused this amendment to be executed as of this ____ day of ______________, 2003.

                                                                        RICHARDSON ELECTRONICS, LTD.

                                                                        By _/s/ William G. Seils_________

                                                                                    William G. Seils

                                                                                    Senior Vice President,

                                                                                    Secretary and General Counsel

                                                                        RICHARDSON ELECTRONICS, LTD.

                                                                        By__/s/ Linda L. Doherty_______

                                                                                    Linda L. Doherty

                                                                                    Corporate Benefits Manager,

                                                                                    Human Resources

Amendment to profit sharing plan re early retirement (CH360575).DOC